


                                                  Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                           Series 1996-4
                                                                                                       Distribution Date:  11/16/98

Section 5.2 - Supplement                                      Class A         Class B       Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                   0.00            0.00            0.00                   0.00

(ii)    Monthly Interest Distributed                            6,892,467.56      597,183.70      804,482.24           8,294,133.50
        Deficiency Amounts                                              0.00            0.00                                   0.00
        Additional Interest                                             0.00            0.00                                   0.00
        Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)   Collections of Principal Receivables                  160,796,276.67   13,399,613.15   17,228,249.07         191,424,138.90

(iv)    Collections of Finance Charge Receivables              22,296,804.96    1,858,056.46    2,388,954.01          26,543,815.43

(v)     Aggregate Amount of Principal Receivables                                                                 16,078,898,279.97

                                          Investor Interest 1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67
                                          Adjusted Interest 1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67

                                                   Series
        Floating Investor Percentage                 10.37%           84.00%          7.00%          9.00%                   100.00%
        Fixed Investor Percentage                    10.37%           84.00%          7.00%          9.00%                   100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.07%
                30 to 59 days                                                                                                  1.59%
                60 to 89 days                                                                                                  1.09%
                90 or more days                                                                                                2.25%
                                                 Total Receivables                                                           100.00%

(vii)   Investor Default Amount                                 7,955,514.60      662,955.76      852,380.35           9,470,850.71

(viii)  Investor Charge-Offs                                            0.00            0.00            0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00            0.00            0.00

(x)     Servicing Fee                                           1,166,666.67       97,221.67      125,000.56           1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.29%

(xii)   Reallocated Monthly Principal                                                   0.00            0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)        1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67

(xiv)   LIBOR                                                                                                               5.40859%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                 ===================

(xix)   Available Funds                                        21,130,138.29    1,760,834.80    2,263,953.45          25,154,926.54

(xx)    Certificate Rate                                            5.53859%       5.75859%       6.03359%

------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                           Series 1997-1
                                                                                                         Distribution Date: 11/16/98

Section 5.2 - Supplement                                      Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00             0.00             0.00                    0.00

(ii)   Monthly Interest Distributed                           5,620,780.89       485,433.76       663,561.65            6,769,776.30
       Deficiency Amounts                                             0.00             0.00                                     0.00
       Additional Interest                                            0.00             0.00                                     0.00
       Accrued and Unpaid Interest                                                                      0.00                    0.00

(iii)  Collections of Principal Receivables                 132,082,655.84    11,006,849.70    14,151,751.40          157,241,256.95

(iv)   Collections of Finance Charge Receivables             18,315,232.64     1,526,264.08     1,962,351.66           21,803,848.38

(v)    Aggregate Amount of Principal Receivables                                                                   16,078,898,279.97

                                        Investor Interest 1,150,000,000.00    95,833,000.00   123,214,619.00        1,369,047,619.00
                                        Adjusted Interest 1,150,000,000.00    95,833,000.00   123,214,619.00        1,369,047,619.00

                                                  Series
       Floating Investor Percentage                 8.51%           84.00%            7.00%            9.00%                 100.00%
       Fixed Investor Percentage                    8.51%           84.00%            7.00%            9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.07%
               30 to 59 days                                                                                                   1.59%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.25%
                                                 Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                6,534,886.99       544,572.02       700,168.36            7,779,627.37

(viii) Investor Charge-Offs                                           0.00             0.00             0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00             0.00             0.00

(x)    Servicing Fee                                            958,333.33        79,860.83       102,678.85            1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.29%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)       1,150,000,000.00    95,833,000.00   123,214,619.00        1,369,047,619.00

(xiv)  LIBOR                                                                                                                5.40859%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                  ==================

(xix)  Available Funds                                       17,356,899.31     1,446,403.24     1,859,672.81           20,662,975.37

(xx)   Certificate Rate                                           5.49859%         5.69859%         6.05859%

------------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1997-2
                                                                                                        Distribution Date:  11/16/98

Section 5.2 - Supplement                                   Class A          Class B         Collateral              Total
-------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                              0.00             0.00             0.00                   0.00

(ii)    Monthly Interest Distributed                       7,875,000.00       458,095.13       613,033.71           8,946,128.83
        Deficiency Amounts                                         0.00             0.00                                    0.00
        Additional Interest                                        0.00             0.00                                    0.00
        Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)   Collections of Principal Receivables             172,281,725.01     9,788,703.05    13,704,259.50         195,774,687.56

(iv)    Collections of Finance Charge Receivables         23,889,433.88     1,357,349.85     1,900,300.23          27,147,083.96

(v)     Aggregate Amount of Principal Receivables                                                              16,078,898,279.97

                                     Investor Interest 1,500,000,000.00    85,227,000.00   119,318,455.00       1,704,545,455.00
                                     Adjusted Interest 1,500,000,000.00    85,227,000.00   119,318,455.00       1,704,545,455.00

                                            Series
        Floating Investor Percentage            10.60%           88.00%            5.00%            7.00%                100.00%
        Fixed Investor Percentage               10.60%           88.00%            5.00%            7.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.07%
                30 to 59 days                                                                                              1.59%
                60 to 89 days                                                                                              1.09%
                90 or more days                                                                                            2.25%
                                             Total Receivables                                                           100.00%

(vii)   Investor Default Amount                            8,523,765.64       484,303.32       678,028.36           9,686,097.32

(viii)  Investor Charge-Offs                                       0.00             0.00             0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00             0.00

(x)     Servicing Fee                                      1,250,000.00        71,022.50        99,432.05           1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                    12.29%

(xii)   Reallocated Monthly Principal                                               0.00             0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)   1,500,000,000.00    85,227,000.00   119,318,455.00       1,704,545,455.00

(xiv)   LIBOR                                                                                                           5.40859%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvi)   Accumulation Shortfall                                                                                              0.00

(xvii)  Principal Funding Investment Proceeds                                                                               0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                            ===================

(xix)   Available Funds                                   22,639,433.88     1,286,327.35     1,800,868.18          25,726,629.42

(xx)    Certificate Rate                                       6.30000%         6.45000%         5.90859%

-------------------------------------------------------------------------------------------------------------------------------

                                                  Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                          Series 1997-3
                                                                                                       Distribution Date: 11/16/98

Section 5.2 - Supplement                                     Class A           Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00              0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                                  0.00        106,638.85     146,634.92              253,273.77
       Deficiency Amounts                                            0.00              0.00                                   0.00
       Additional Interest                                           0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables                 28,713,620.83      2,392,763.45   3,076,497.70           34,182,881.99

(iv)   Collections of Finance Charge Receivables             3,981,572.31        331,792.38     426,602.35            4,739,967.05

(v)    Aggregate Amount of Principal Receivables                                                                 16,078,898,279.97

                                        Investor Interest  250,000,000.00     20,833,000.00  26,786,048.00          297,619,048.00
                                        Adjusted Interest  250,000,000.00     20,833,000.00  26,786,048.00          297,619,048.00

                                                Series
       Floating Investor Percentage                1.85%           84.00%             7.00%          9.00%                 100.00%
       Fixed Investor Percentage                   1.85%           84.00%             7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.07%
               30 to 59 days                                                                                                 1.59%
               60 to 89 days                                                                                                 1.09%
               90 or more days                                                                                               2.25%
                                              Total Receivables                                                            100.00%

(vii)  Investor Default Amount                               1,420,627.61        118,383.74     152,212.00            1,691,223.34

(viii) Investor Charge-Offs                                          0.00              0.00           0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00           0.00

(x)    Servicing Fee                                           208,333.33         17,360.83      22,321.71              248,015.87

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.32%

(xii)  Reallocated Monthly Principal                                                   0.00           0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        250,000,000.00     20,833,000.00  26,786,048.00          297,619,048.00

(xiv)  LIBOR                                                                                                              5.40859%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                ===================

(xix)  Available Funds                                       3,779,120.28        314,431.55     404,280.64            4,497,832.47

(xx)   Certificate Rate                                          6.77700%          5.75859%       6.15859%

-----------------------------------------------------------------------------------------------------------------------------------

                                            Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement

                                            Chase Credit Card Master Trust
                                                     Series 1997-4
                                                                                                  Distribution Date:  11/16/98

Section 5.2 - Supplement                                   Class A        Class B      Collateral            Total
------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                             0.00          0.00           0.00                  0.00

(ii)    Monthly Interest Distributed                      2,969,914.67    256,381.78     336,205.14          3,562,501.59
        Deficiency Amounts                                        0.00          0.00                                 0.00
        Additional Interest                                       0.00          0.00                                 0.00
        Accrued and Unpaid Interest                                                            0.00                  0.00

(iii)   Collections of Principal Receivables             68,912,690.00  5,742,724.17   7,383,502.58         82,038,916.75

(iv)    Collections of Finance Charge Receivables         9,555,773.55    796,314.46   1,023,832.89         11,375,920.91

(v)     Aggregate Amount of Principal Receivables                                                       16,078,898,279.97

                                      Investor Interest 600,000,000.00 50,000,000.00  64,285,715.00        714,285,715.00
                                      Adjusted Interest 600,000,000.00 50,000,000.00  64,285,715.00        714,285,715.00

                                            Series
        Floating Investor Percentage              4.44%         84.00%         7.00%          9.00%               100.00%
        Fixed Investor Percentage                 4.44%         84.00%         7.00%          9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                            95.07%
                30 to 59 days                                                                                       1.59%
                60 to 89 days                                                                                       1.09%
                90 or more days                                                                                     2.25%
                                           Total Receivables                                                      100.00%

(vii)   Investor Default Amount                           3,409,506.26    284,125.52     365,304.25          4,058,936.02

(viii)  Investor Charge-Offs                                      0.00          0.00           0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00          0.00           0.00

(x)     Servicing Fee                                       500,000.00     41,666.67      53,571.43            595,238.10

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                             12.29%

(xii)   Reallocated Monthly Principal                                           0.00           0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    600,000,000.00 50,000,000.00  64,285,715.00        714,285,715.00

(xiv)   LIBOR                                                                                                    5.40859%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvi)   Accumulation Shortfall                                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                                        0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                     ===================

(xix)   Available Funds                                   9,055,773.55    754,647.80     970,261.46         10,780,682.81

(xx)    Certificate Rate                                      5.56859%      5.76859%       6.00859%

------------------------------------------------------------------------------------------------------------------------


                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1997-5
                                                                                                        Distribution Date: 11/16/98

Section 5.2 - Supplement                                     Class A          Class B       Collateral            Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                          2,580,833.33      151,230.58     214,193.07          2,946,256.98
       Deficiency Amounts                                            0.00            0.00                                 0.00
       Additional Interest                                           0.00            0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                 57,427,241.67    3,262,901.02   4,568,086.58         65,258,229.26

(iv)   Collections of Finance Charge Receivables             7,963,144.63      452,449.95     633,433.42          9,049,028.00

(v)    Aggregate Amount of Principal Receivables                                                             16,078,898,279.97

                                        Investor Interest  500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00
                                        Adjusted Interest  500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

                                               Series
       Floating Investor Percentage                3.53%           88.00%           5.00%          7.00%               100.00%
       Fixed Investor Percentage                   3.53%           88.00%           5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.07%
               30 to 59 days                                                                                             1.59%
               60 to 89 days                                                                                             1.09%
               90 or more days                                                                                           2.25%
                                             Total Receivables                                                         100.00%

(vii)  Investor Default Amount                               2,841,255.21      161,434.44     226,009.46          3,228,699.11

(viii) Investor Charge-Offs                                          0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00           0.00

(x)    Servicing Fee                                           416,666.67       23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   12.29%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                          5.40859%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvi)  Accumulation Shortfall                                                                                             0.00

(xvii) Principal Funding Investment Proceeds                                                                              0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                            ===================

(xix)  Available Funds                                       7,546,477.96      428,775.78     600,289.40          8,575,543.15

(xx)   Certificate Rate                                          6.19400%        6.38800%       6.05859%

-----------------------------------------------------------------------------------------------------------------------------------

                                                  Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                          Series 1998-2
                                                                                                   Distribution Date:  11/16/98

Section 5.2 - Supplement                                     Class A           Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00              0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                         11,291,076.44        335,320.50     448,277.01           12,074,673.96
       Deficiency Amounts                                            0.00              0.00                                   0.00
       Additional Interest                                           0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables                 91,883,586.67      7,656,888.99   9,844,746.64          109,385,222.30

(iv)   Collections of Finance Charge Receivables            12,741,031.40      1,061,742.00   1,365,121.13           15,167,894.54

(v)    Aggregate Amount of Principal Receivables                                                                 16,078,898,279.97

                                         Investor Interest 800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00
                                         Adjusted Interest 800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

                                                Series
       Floating Investor Percentage                5.92%           84.00%             7.00%          9.00%                 100.00%
       Fixed Investor Percentage                   5.92%           84.00%             7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.07%
               30 to 59 days                                                                                                 1.59%
               60 to 89 days                                                                                                 1.09%
               90 or more days                                                                                               2.25%
                                              Total Receivables                                                            100.00%

(vii)  Investor Default Amount                               4,546,008.34        378,830.24     487,076.11            5,411,914.70

(viii) Investor Charge-Offs                                          0.00              0.00           0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00           0.00

(x)    Servicing Fee                                           666,666.67         55,555.00      71,429.13              793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.33%

(xii)  Reallocated Monthly Principal                                                   0.00           0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

(xiv)  LIBOR                                                                                                              5.40859%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                ===================

(xix)  Available Funds                                      19,593,117.10      1,006,187.00   1,293,692.01           21,892,996.11

(xx)   Certificate Rate                                          5.34933%          5.65859%       5.88359%

-----------------------------------------------------------------------------------------------------------------------------------

                                                Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1998-3
                                                                                                      Distribution Date:  11/16/98

Section 5.2 - Supplement                                     Class A          Class B       Collateral            Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                          3,000,000.00      174,711.25     251,126.90          3,425,838.15
       Deficiency Amounts                                            0.00            0.00                                 0.00
       Additional Interest                                           0.00            0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                 68,912,690.00    3,915,389.34   5,481,795.68         78,309,875.02

(iv)   Collections of Finance Charge Receivables             9,555,773.55      542,927.20     760,132.83         10,858,833.59

(v)    Aggregate Amount of Principal Receivables                                                             16,078,898,279.97

                                         Investor Interest 600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00
                                         Adjusted Interest 600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00

                                               Series
       Floating Investor Percentage                4.24%           88.00%           5.00%          7.00%               100.00%
       Fixed Investor Percentage                   4.24%           88.00%           5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.07%
               30 to 59 days                                                                                             1.59%
               60 to 89 days                                                                                             1.09%
               90 or more days                                                                                           2.25%
                                             Total Receivables                                                         100.00%

(vii)  Investor Default Amount                               3,409,506.26      193,716.78     271,215.89          3,874,438.93

(viii) Investor Charge-Offs                                          0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00           0.00

(x)    Servicing Fee                                           500,000.00       28,408.33      39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   12.29%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                          5.40859%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvi)  Accumulation Shortfall                                                                                             0.00

(xvii) Principal Funding Investment Proceeds                                                                              0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                            ===================

(xix)  Available Funds                                       9,055,773.55      514,518.87     720,359.35         10,290,651.77

(xx)   Certificate Rate                                          6.00000%        6.15000%       6.05859%

-------------------------------------------------------------------------------------------------------------------------------

                                       Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                       Chase Credit Card Master Trust
                                                Series 1998-4
                                                                                     Distribution Date:  11/16/98

Section 5.2 - Supplement                                      Class A        Class B      Collateral          Total
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00           0.00                0.00

(ii)    Monthly Interest Paid to Swap Counterparty:     2,721,959.49
        Monthly Interest Distributed                                      236,076.34     325,515.54
        Total Monthly Interest                                                                             3,283,551.36

        Annual Interest Distributed     DEM                     0.00

        Deficiency Amounts                                      0.00            0.00                               0.00
        Additional Interest                                     0.00            0.00                               0.00
        Accrued and Unpaid Interest                                                            0.00                0.00

(iii)   Collections of Principal Receivables           63,455,515.67    5,287,900.41   6,798,864.55       75,542,280.64

(iv)    Collections of Finance Charge Receivables       8,799,054.84      733,246.36     942,764.10       10,475,065.30

(v)     Aggregate Amount of Principal Receivables                                                     16,078,898,279.97

                                 Investor Interest    552,486,188.00   46,040,000.00  59,195,465.00      657,721,653.00
                                 Adjusted Interest    552,486,188.00   46,040,000.00  59,195,465.00      657,721,653.00

                                Class A DEM         1,000,000,000

                                             Series
        Floating Investor Percentage           4.09%        84.00%         7.00%        9.00%                    100.00%
        Fixed Investor Percentage              4.09%        84.00%         7.00%        9.00%                    100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                           95.07%
               30 to 59 days                                                                                      1.59%
               60 to 89 days                                                                                      1.09%
               90 or more days                                                                                    2.25%
                                        Total Receivables                                                       100.00%

(vii)   Investor Default Amount                         3,139,508.53      261,622.78     336,378.85       3,737,510.15

(viii)  Investor Charge-Offs                                    0.00            0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00            0.00           0.00

(x)     Servicing Fee                                     460,405.16       38,366.67      49,329.55         548,101.38

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                           12.29%

(xii)   Reallocated Monthly Principal                                           0.00           0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  552,486,188.00   46,040,000.00  59,195,465.00     657,721,653.00

(xiv)   LIBOR                                                                                                  5.40859%

(xv)    Principal Funding Account Balance                                                                         0.00

(xvi)   Accumulation Shortfall                                                                                    0.00

(xvii)  Principal Funding Investment Proceeds                                                                     0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       =================

(xix)   Available Funds                                 8,338,649.68      694,879.69     893,434.54       9,926,963.92

(xx)    Certificate Rate                                                   5.76859%     6.30859%
             Class A Swap Floating Rate                 5.54259%

             Class A DEM                                5.00000%

------------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1998-5
                                                                                                      Distribution Date:  11/16/98


Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        5,506,019.10     474,778.16     655,840.80           6,636,638.05
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               89,742,522.78   7,478,451.52   9,615,362.37         106,836,336.67

(iv)   Collections of Finance Charge Receivables          12,429,697.87   1,035,795.41   1,331,766.10          14,797,259.37

(v)    Aggregate Amount of Principal Receivables                                                           16,078,898,279.97

                                       Investor Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                       Adjusted Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage               4.81%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  4.81%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.07%
               30 to 59 days                                                                                           1.59%
               60 to 89 days                                                                                           1.09%
               90 or more days                                                                                         2.25%
                                          Total Receivables                                                          100.00%

(vii)  Investor Default Amount                             4,255,231.06     354,598.22     455,921.98           5,065,751.26

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         686,111.11      57,175.22      73,512.61             816,798.94

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 12.24%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                        5.59375%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvi)  Accumulation Shortfall                                                                                           0.00

(xvii) Principal Funding Investment Proceeds                                                                            0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                         ====================

(xix)  Available Funds                                    11,743,586.76     978,620.19   1,258,253.49          13,980,460.43

(xx)   Certificate Rate                                        5.75375%       5.95375%       6.44375%

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